UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2023

Bantec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55789	30-0967943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

37 Main Street, Sparta, NJ 07871

(Address of principal executive offices) (Zip Code)

(203) 220-2296

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Bantec, Inc. (the “Company”) previously reported that, on April 12, 2023, the receiver for TCA Global Credit Master Fund, LP (“TCA”) sold and assigned to Ekimnel Strategies, LLC, a Delaware limited liability company (“Ekimnel”), and Ekimnel purchased and assumed, all of TCA’s rights and obligations as a lender under that certain Senior Secured Credit Facility Agreement (the “Agreement”). Ekimnel is a company controlled by Michael Bannon, the Company’s Chief Executive Officer.

On August 12, 2023, the Company, as the Borrower, and the Company’s subsidiaries: Drone USA, LLC and Howco Distributing Co., as Corporate Guarantors, and Michael Bannon, as a Validity Guarantor (collectively, “Credit Parties”), entered into an Amendment (the “Amendment”) to the Agreement with Ekimnel, as the Lender, pursuant to which the Company issued the Second Replacement Promissory Note (the “Note”) to Ekimnel in the principal amount of $8,676,957. The Note was issued in substitution for and to supersede the First Replacement Promissory Convertible Note A and the First Replacement Promissory Convertible Note B, previously issued by the Company, as amended from time to time (collectively “Replacement Notes”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement.

Pursuant to the Amendment, the Lender and the Credit Parties:

(i)	combined and consolidated both the Replacement Notes into the Note;

(ii)	extended the Maturity Date of the Note to August 12, 2047;

(iii)	lowered the interest rate on the Note to 2.0% per year, with (a) the principal and interest payments starting on August 12, 2026, and (ii) for the period commencing on August 12, 2023 and ending on August 11, 2026, interest due on the Note being added to the outstanding principal amount of the Note;

(iv)	removed the Lender’s right to convert the Company’s obligations under the Note into shares of common stock of the Company; and

(v)	made certain conforming changes to the terms of the Agreement.

The foregoing descriptions of the Amendment and the Note do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amendment and the Note, attached hereto as Exhibit 10.1 and 4.1, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Second Replacement Promissory Note issued to Ekimnel Strategies, LLC, dated August 12, 2023.
10.1	Amendment to Senior Secured Credit Facility Agreement, dated as of August 12, 2023, by and among Bantec, Inc., Drone USA, LLC, Howco Distributing Co., Michael Bannon and Ekimnel Strategies, LLC.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2023	Bantec, Inc.

	By:	/s/ Michael Bannon
		Name:	Michael Bannon
		Title:	President and CEO

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